Concentration of Risk	12 Months Ended
Dec. 31, 2025
Concentration of Risk [Abstract]
Concentration of risk

25. Concentration of risk

The Company’s cash and cash equivalents, USDC, accounts receivable and loans receivable are potentially subjected to the concentration of credit risk. The Company invests cash and cash equivalents in highly liquid time deposits. The Company has not experienced losses on these accounts and does not believe it is exposed to any significant credit risk with respect to these accounts.

The issuer of USDC reported that, as of December 31, 2024 and 2025, their underlying reserves were held in cash, short-duration U.S. Treasuries, and overnight U.S. Treasury repurchase agreements within segregated accounts for the benefit of USDC holders.

The following table sets forth a summary of single customers who represent 10% or more of the Company’s total revenue:

(in USD)	December 31, 2023	December 31, 2024	December 31, 2025
Customer A	2,368,070	6,533,400	—
Customer B	2,469,103	6,715,996	—
Customer C	2,192,250	5,464,277	—
Customer D	—	5,336,493	11,401,212
Customer H	—	—	19,927,613

The following table sets forth a summary of single customers who represent 10% or more of the Company’s total accounts receivable, net, as of the following:

	December 31,	December 31,
(in USD)	2024	2025
Customer B	659,509	—
Customer D	660,911	1,180,763
Customer E	—	1,468,411
Customer I	—	1,531,906

The following table sets forth a summary of single customers who represent 10% or more of the Company’s total loan receivables as of the following:

	December 31,	December 31,
(in USD)	2024	2025
Customer A	50,894,874	—
Customer B	115,660,276	—
Customer C	47,149,348	—
Customer I	—	556,920,339

The Company derives primarily all of its funding from its funding partner, Northstar, with whom the Company was under common control before the 2024 Reorganization.

Credit risk

The Company is subject to credit risk in connection with its loan receivables and accounts receivable. The Company seeks to manage credit risk by performing deep underwriting analysis, performing due diligence on its customers to manage know-your-client, know-your-transactions and anti-money laundering risks, and conducting ongoing analysis on the overcollateralization of loans. Credit risk will also be addressed through the continuous evaluation of collateral value, with daily monitoring of any variances between the loan amount and the collateral value. Due to our overcollateralization requirement at origination and strict risk management, the allowance, write-off and recovery balances against its loan receivables for year ended December 31, 2024 and 2025 were immaterial.

Crypto asset risk

Crypto asset risk is the risk that future revenue and financial position will fluctuate because of changes in the price of crypto assets. Given the high volatility in the price of crypto assets, we could experience a significant decline in the value of the collateral held, which could cause the value of, and the return on, our loans to significantly decline and could materially and adversely affect our results of operations and financial condition. A decline in the value of crypto assets will lead to a decrease in the expected economic returns for crypto miners; if this happens, the customers could abandon their collateral and default on the technology financing fee and principal payments owed to the Company. When a customer takes out hashrate loan, when the monthly yield of Bitcoin mining is higher than the increase in loan amount to pay for the month operating expenditure, the excess in Bitcoin mining adds to the collateral from the customer each month. Thus, a decision by the customer on whether to abandon a loan position may also take into consideration the potential increase in collateral position from future mining. A change in crypto price could also impact the technology financing fee we charge to the customers and our funding rate. Given the many scenarios that could play out as a result of a change in crypto asset prices, we are unable to reliably estimate the impact to our financial result by a degree of change in crypto asset prices.

Interest rate risk

Interest rate risk is the risk that future gross profit will fluctuate due to the changes in market interest rate. The Company’s exposure to interest rate risk arises primarily when the market interest rate rises, the Company may not be able to pass on the increase in funding costs through technology financing fee and technology platform fee to the customers. Similarly, when the market interest rates drop, the funding costs may not drop in the same magnitude as required by the customers for technology financing fee rates to maintain desirable level of demand. Our funding rate is highly correlated to the changes in Fed funds rate, as well as to changes in macro economic and cryptoeconomy factors, whereas the technology financing fee we charge to customers is closely correlated to the macro factors impacting the cryptoeconomy and the Bitcoin mining industry, as well as influenced by the Fed funds rate. Due to the many variables involved, it is difficult to isolate and quantify the net impact on profitability.

However, using a simplified and direct assumption that only funding costs are affected by market rate changes, without adjusting customer fee rates or considering other factors, the Company estimates that a 100 basis point increase or decrease in the USD benchmark interest rate would result in an estimated change in operating income of approximately US$1.2 million, US$4.6 million and US$7.4 million for the year ended December 31, 2023, 2024 and 2025 respectively.